UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-133624	43-1802805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code

(303) 895-3002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

The Company announced today that on November 30, 2020, it formally submitted its application for listing on the Nasdaq Capital Market.

The Nasdaq submission coincides with the Board of Directors’ adoption of a 1-for-4 reverse stock split effective November 30, 2020. FINRA is currently reviewing the reverse split documentation submitted by Where Food Comes From, Inc. and the Company intends to issue a news release once that review is completed and a final date for the reverse split is established.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued and dated November 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)

	By:	/s/ Dannette Henning
Date: December 1, 2020		Dannette Henning
Chief Financial Officer